SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                                 (Amendment No.)


Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or
      Section.240-14a-12
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)



                            FRANKLIN UNIVERSAL TRUST
                (Name of Registrant as Specified in its Charter)

                            FRANKLIN UNIVERSAL TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:


     (5)   Total fee paid:

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:








                            FRANKLIN UNIVERSAL TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about your Fund's Annual Shareholders' Meeting scheduled for Thursday, February 16, 2006, at 2:00 p.m., Pacific time. These materials discuss the proposal (the "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Franklin Universal Trust (the "Fund"). If you complete, sign and return the proxy card, we'll vote it as you indicated. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your proxy will be voted FOR the Proposal.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS. RETURNING YOUR PROXY CARD DOES NOT PRECLUDE YOU FROM ATTENDING THE MEETING OR LATER CHANGING YOUR VOTE PRIOR TO ITS BEING CAST.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).










                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, SEPARATE INSTRUCTIONS ARE ENCLOSED.

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                            FRANKLIN UNIVERSAL TRUST

                 NOTICE OF 2006 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting (the "Meeting") of Franklin Universal Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, on Thursday, February 16, 2006, at 2:00 p.m., Pacific time.

During the Meeting, shareholders of the Fund will vote on the following proposals:

o The election of a Board of Trustees of the Fund.

o Such other matters as may properly come before the Meeting.

The Board of Trustees has fixed December 16, 2005, as the record date for the determination of shareholders entitled to vote at the Meeting.

                                 By Order of the Board of Trustees,

                                 Steven J. Gray
                                 SECRETARY

San Mateo, California
Dated: January 12, 2006


















PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE (OR RETURN YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET, IF YOU ARE ELIGIBLE TO DO SO) REGARDLESS OF THE NUMBER OF SHARES YOU OWN.



                     This page intentionally left blank.







                            FRANKLIN UNIVERSAL TRUST

                                 PROXY STATEMENT

o  INFORMATION ABOUT VOTING


   WHO IS ASKING FOR MY VOTE?

   The Trustees of Franklin Universal Trust (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders (the "Meeting"), have requested your vote.


   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on December 16, 2005, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about January 12, 2006.


   ON WHAT ISSUE AM I BEING ASKED TO VOTE?

   You are being asked to vote on one Proposal:

   o The election of ten nominees to the position of Trustee.



   HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote FOR the election of the ten nominees as Trustees.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but don't specify a vote on the Proposal, your shares will be voted FOR the election of the ten nominees for Trustee.

   MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.


   WHAT IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.



o  THE PROPOSAL: ELECTION OF TRUSTEES

   HOW ARE NOMINEES SELECTED?

   The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating Committee consisting of Harris J. Ashton, Robert F. Carlson,
   S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye, Gordon S. Macklin, Chairman, and Frank A. Olson, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as "Independent Trustees," and Trustees who are interested persons of the Fund are referred to as "Interested Trustees."

   The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any investment company other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee will, however, review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.


   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

   The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was attached as "Appendix A" to the proxy statement for the Fund's 2005 Annual Shareholders' Meeting.

   WHO ARE THE NOMINEES?

   Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Edith E. Holiday, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, Gordon S. Macklin, and Frank A. Olson have been nominated to be Trustees of the Fund, to hold office until the next
   Annual Shareholders' Meeting, and until their successors are duly elected and qualified to serve. Among the nominees, Edward B. Jamieson, Charles
   B. Johnson and Rupert H. Johnson, Jr. are deemed to be "interested persons" of the Fund for purposes of the 1940 Act. All of the nominees are currently members of the Board; however, Mr. Olson is standing for election by shareholders of the Fund for the first time. An incumbent Independent Trustee nominated Mr. Olson for consideration by the Nominating Committee as nominee for Trustee. In addition, all of the nominees are also directors and/or trustees of other investment companies within the Franklin Templeton Investments fund complex.


   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.52% and 14.87%, respectively, of its outstanding shares as of November 30, 2005. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Trustee and Senior Vice President of the Fund, are brothers.


   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.


   Listed below, for each nominee, is his or her name, year of birth and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton Investments fund complex that he or she oversees, and other directorships held.


      NOMINEES FOR INDEPENDENT TRUSTEE

   ----------------------------------------------------------------

                                       NUMBER OF
                                       PORTFOLIOS
                                       IN FUND
    NAME, YEAR OF            LENGTH    COMPLEX         OTHER
    BIRTH AND                OF TIME   OVERSEEN    DIRECTORSHIPS
    ADDRESS        POSITION  SERVED    BY TRUSTEE*      HELD
   ----------------------------------------------------------------
   Harris J.       Trustee   Since     140        Director, Bar-S
   Ashton (1932)             1988                 Foods (meat
   One Franklin                                   packing
   Parkway                                        company).
   San Mateo, CA
   94403-1906

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
   ----------------------------------------------------------------
   Robert F.       Trustee   Since     56         None
   Carlson (1928)            2000
   One Franklin
   Parkway
   San Mateo, CA
   94403-1906

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
   ---------------------------------------------------------------
   S. Joseph       Trustee   Since    141         None
   Fortunato                 1989
   (1932)
   One Franklin
   Parkway
   San Mateo, CA
   94403-1906

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
   ---------------------------------------------------------------
   Edith E.        Trustee   Since    136         Director,
   Holiday (1952)            2004                 Amerada Hess
   One Franklin                                   Corporation
   Parkway                                        (exploration
   San Mateo, CA                                  and refining
   94403-1906                                     of oil and
                                                  gas), H.J.
                                                  Heinz Company
                                                  (processed
                                                  foods and
                                                  allied
                                                  products), RTI
                                                  International
                                                  Metals, Inc.
                                                  (manufacture
                                                  and
                                                  distribution
                                                  of titanium),
                                                  Canadian
                                                  National
                                                  Railway
                                                  (railroad),
                                                  and White
                                                  Mountains
                                                  Insurance
                                                  Group, Ltd.
                                                  (holding
                                                  company).

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-
   1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
   ---------------------------------------------------------------
   Frank W.T.      Trustee    Since   114        Director, The
   LaHaye (1929)              1988               Creative Center
   One Franklin                                  for Land
   Parkway                                       Recycling
   San Mateo, CA                                 (brownfield
   94403-1906                                    redevelopment).

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
   ---------------------------------------------------------------
   Gordon S.       Trustee    Since   140        Director,
   Macklin (1928)             1993               Martek
   One Franklin                                  Biosciences
   Parkway                                       Corporation,
   San Mateo, CA                                 MedImmune, Inc.
   94403-1906                                    (biotechnology),
                                                 and
                                                 Overstock.com
                                                 (Internet
                                                 services); and
                                                 FORMERLY,
                                                 Director, MCI
                                                 Communication
                                                 Corporation
                                                 (subsequently
                                                 known as MCI
                                                 WorldCom, Inc.
                                                 and WorldCom,
                                                 Inc.)
                                                 (communications
                                                 services)
                                                 (1988-2002),
                                                 White Mountains
                                                 Insurance
                                                 Group, Ltd.
                                                 (holding
                                                 company)
                                                 (1987-2004) and
                                                 Spacehab, Inc.
                                                 (aerospace
                                                 services)
                                                 (1994-2003).

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
   -------------------------------------------------------------
   Frank A. Olson  Trustee   Since    101     Director, White
   (1932)                    June             Mountains
   One Franklin              2005             Insurance Group,
   Parkway                                    Ltd. (holding
   San Mateo, CA                              company),
   94403-1906                                 Amerada Hess
                                              Corporation
                                              (exploration and
                                              refining of oil
                                              and gas) and
                                              Sentient Jet
                                              (private jet
                                              service); and
                                              FORMERLY, Director,
                                              Becton Dickinson
                                              and Company
                                              (medical technology),
                                              Cooper Industries,
                                              Inc. (electrical
                                              products and tools
                                              and hardware),
                                              Health Net, Inc.
                                              (formerly,
                                              Foundation Health)
                                              (integrated
                                              managed care),
                                              The Hertz
                                              Corporation,
                                              Pacific Southwest
                                              Airlines, The RCA
                                              Corporation,
                                              Unicom (formerly,
                                              Commonwealth
                                              Edison) and UAL
                                              Corporation
                                              (airlines).

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Chairman Emeritus, The Hertz Corporation (car rental) (since 2000)
   (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
   -------------------------------------------------------------



  NOMINEES FOR INTERESTED TRUSTEE

   ----------------------------------------------------------------

                                       NUMBER OF
                                       PORTFOLIOS
                                       IN FUND
    NAME, YEAR OF            LENGTH    COMPLEX         OTHER
    BIRTH AND                OF TIME   OVERSEEN    DIRECTORSHIPS
    ADDRESS        POSITION  SERVED    BY TRUSTEE*      HELD
   ----------------------------------------------------------------
   **Edward B.    Trustee,    Trustee     1         None
   Jamieson       President   and
   (1948)         and Chief   President
   One            Executive   since 1993
   Franklin       Officer -   and Chief
   Parkway        Investment  Executive
   San Mateo,     Management  Officer
   CA                        -Investment
   94403-1906                 Management
                              since 2002


   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   President, Franklin Advisers, Inc.; and officer and/or
   trustee, as the case may be, of other subsidiaries of Franklin
   Resources, Inc. and of four of the investment companies in
   Franklin Templeton Investments.
   ----------------------------------------------------------------
   **Charles    Trustee     Trustee     140       None
   B. Johnson   and         since 1988
   (1933)       Chairman    and
   One          of the      Chairman
   Franklin     Board       of the
   Parkway                  Board
   San Mateo,               since 1993
   CA
   94403-1906

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust
   Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
   ---------------------------------------------------------------
   **Rupert H.  Trustee     Trustee     124      None
   Johnson,     and Senior  and Senior
   Jr. (1940)   Vice        Vice
   One          President   President
   Franklin                 since 1988
   Parkway
   San Mateo,
   CA
   94403-1906

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
   Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
   ---------------------------------------------------------------

    *We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and also may share a common underwriter.

    **Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Advisers, Inc., which is the Trust's adviser.


   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

   The following tables provide the dollar range of equity securities of the Fund and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the Trustees as of December 31, 2005.

     INDEPENDENT TRUSTEES

--------------------------------------------------------------------

                                                   AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                   SECURITIES IN
                                                   ALL FUNDS
                                                   OVERSEEN BY THE
                                                   TRUSTEE IN THE
                                                   FRANKLIN
                          DOLLAR RANGE OF EQUITY   TEMPLETON FUND
NAME OF TRUSTEE           SECURITIES IN THE FUND   COMPLEX
--------------------------------------------------------------------
Harris J. Ashton               $1 - $10,000         Over $100,000
--------------------------------------------------------------------
Robert F. Carlson                  None             Over $100,000
--------------------------------------------------------------------
S. Joseph Fortunato         $10,001 - $50,000       Over $100,000
--------------------------------------------------------------------
Edith E. Holiday                   None             Over $100,000
--------------------------------------------------------------------
Frank W.T. LaHaye           $10,001 - $50,000       Over $100,000
--------------------------------------------------------------------
Gordon S. Macklin           $10,001 - $50,000       Over $100,000
--------------------------------------------------------------------
Frank A. Olson                     None             Over $100,000
--------------------------------------------------------------------

INTERESTED TRUSTEES

--------------------------------------------------------------------

                                                   AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                   SECURITIES IN
                                                   ALL FUNDS
                                                   OVERSEEN BY THE
                                                   TRUSTEE IN THE
                                                   FRANKLIN
                          DOLLAR RANGE OF EQUITY   TEMPLETON FUND
NAME OF TRUSTEE           SECURITIES IN THE FUND   COMPLEX
--------------------------------------------------------------------
Edward B. Jamieson                None             Over $100,000
--------------------------------------------------------------------
Charles B. Johnson            $1 - $10,000         Over $100,000
--------------------------------------------------------------------
Rupert H. Johnson, Jr.        $1 - $10,000         Over $100,000
--------------------------------------------------------------------




   HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?


   The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund pays the Independent Trustees $305 per quarter plus $100 per meeting attended, effective as of April 1, 2005, and such fees are subject to reductions resulting from fee caps. Also effective as of April 1, 2005, the Independent Trustees are paid an additional flat fee of $5,000 as a general retainer, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and other Franklin Templeton funds are paid a flat fee of $2,000 per Audit Committee meeting attended on a day on which a Board meeting is not held, a portion of which is allocated to the Fund. Effective as of April 1, 2005, Mr. LaHaye, who serves as Chairman of the Audit Committee of the Fund, as well as the Audit Committees of certain other Franklin funds, receives an additional flat fee of $20,000 per year, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on a day of a Board meeting.

   During the fiscal year ended August 31, 2005, there were 11 meetings of the Board, five meetings of the Nominating Committee, and five meetings of the Audit Committee. Each of the Trustees, except Mr. Macklin, attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

   The Fund does not currently have a formal policy regarding Trustees' attendance at the annual shareholders' meeting. None of the Trustees attended the Fund's last annual meeting held on February 16, 2005.

   Certain Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.


                                                 NUMBER OF
                                    TOTAL        BOARDS
                                    COMPENSATION WITHIN
                                    FROM         FRANKLIN
                                    FRANKLIN     TEMPLETON
                     AGGREGATE      TEMPLETON    INVESTMENTS ON
                     COMPENSATION   INVESTMENTS  WHICH
                     FROM THE       FUND         EACH TRUSTEE
NAME OF TRUSTEE      FUND*          COMPLEX**    SERVES***
-----------------------------------------------------------------
   Harris J. Ashton     $1,584      $404,038        42
   Robert F. Carlson    $4,152      $128,795        15
   S. Joseph Fortunato  $3,500      $406,036        43
   Edith E. Holiday     $2,060      $403,749        41
   Frank W.T. LaHaye    $3,579      $221,070        26
   Gordon S. Macklin    $1,509      $379,002        42
   Frank A. Olson       $  409      $231,486        27


   *For the fiscal year ended August 31, 2005.
   **For the calendar year ended December 31, 2005.
   ***We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 52 U.S. registered investment companies, with approximately 156 U.S. based funds or series.

   The table above indicates the aggregate compensation paid to the Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.


   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, are his or her name, year of birth, address, a brief description of his or her recent professional experience, and his or her position and length of service with the Fund:



   ----------------------------------------------------------
   NAME, YEAR OF      POSITION         LENGTH OF TIME SERVED
   BIRTH AND ADDRESS
   ----------------------------------------------------------
   Edward B.          Trustee,         Trustee and
   Jamieson (1948)    President and    President since 1993
   One Franklin       Chief Executive  and Chief Executive
   Parkway            Officer -        Officer -Investment
   San Mateo, CA      Investment       Management since 2002
   94403-1906         Management

   Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Edward B. Jamieson.
   ----------------------------------------------------------
   Charles B.         Trustee and      Trustee since 1988
   Johnson (1933)     Chairman of the  and Chairman of the
   One Franklin       Board            Board since 1993
   Parkway
   San Mateo, CA
   94403-1906

   Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Charles B. Johnson.
   ----------------------------------------------------------
   Rupert H.          Trustee and      Trustee and Senior
   Johnson, Jr.       Senior Vice      Vice President since
   (1940)             President        1988
   One Franklin
   Parkway
   San Mateo, CA
   94403-1906

   Please refer to the table "Nominees for Interested
   Trustee" for additional information about Mr. Rupert H.
   Johnson, Jr.
   ----------------------------------------------------------
   Harmon E. Burns    Vice President   Since 1988
   (1945)
   One Franklin
   Parkway
   San Mateo, CA
   94403-1906

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
   Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
   ----------------------------------------------------------
   James M. Davis     Chief            Since 2004
   (1952)             Compliance
   One Franklin       Officer
   Parkway
   San Mateo, CA
   94403-1906

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Director, Global Compliance, Franklin Resources, Inc.;
   officer of 47 of the investment companies in Franklin
   Templeton Investments; and FORMERLY, Director of
   Compliance, Franklin Resources, Inc. (1994-2001).
   ----------------------------------------------------------
   Laura Fergerson    Treasurer        Since 2004
   (1962)
   One Franklin
   Parkway
   San Mateo,
   CA 94403-1906

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
   Valuation Committees, Runkel Funds, Inc. (2003-2004);
   Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
   ----------------------------------------------------------
   Jimmy D. Gambill   Senior Vice      Since 2002
   (1947)             President and
   500 East Broward   Chief Executive
   Blvd.              Officer -
   Suite 2100 Fort    Finance and
   Lauderdale, FL     Administration
   33394-3091

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   President, Franklin Templeton Services, LLC; Senior
   Vice President, Templeton Worldwide, Inc.; and officer
   of 47 of the investment companies in Franklin Templeton
   Investments.
   ---------------------------------------------------------
   David P. Goss      Vice President   Since 2000
   (1947)
   One Franklin
   Parkway
   San Mateo, CA
   94403-1906

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
   and Director, Property Resources Equity Trust (until 1999)
   and Franklin Select Realty Trust (until 2000).
   ---------------------------------------------------------
   Steven J. Gray     Secretary        Since October 2005
   (1955)
   One Franklin
   Parkway
   San Mateo, CA
   94403-1906

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Senior Associate General Counsel, Franklin Templeton Investments; officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).
   ---------------------------------------------------------
   Barbara J. Green   Vice President   Since 2000
   (1947)
   One Franklin
   Parkway
   San Mateo, CA
   94403-1906

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary,
   Franklin Advisers, Inc., Franklin Advisory Services,
   LLC, Franklin Investment Advisory Services, LLC,
   Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton
   Investor Services, LLC, Franklin Templeton Services,
   LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
   47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities
   and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
   ---------------------------------------------------------
   Craig S. Tyle      Vice President   Since October 2005
   (1960)
   One Franklin
   Parkway
   San Mateo, CA
   94403-1906

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   General Counsel and Executive Vice President, Franklin
   Resources, Inc.; officer of 47 of the investment
   companies in Franklin Templeton Investments; and
   FORMERLY, Partner, Shearman & Sterling, LLP
   (2004-2005); and General Counsel, Investment Company
   Institute (ICI) (1997-2004).
   ---------------------------------------------------------
   Galen G. Vetter    Chief           Since 2004
   (1951)             Financial
   500 East Broward   Officer and
   Blvd.              Chief
   Suite 2100 Fort    Accounting
   Lauderdale, FL     Officer
   33394-3091

   PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
   Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
   ---------------------------------------------------------



o  ADDITIONAL INFORMATION ABOUT THE FUND


   THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403. The Investment Manager is a wholly-owned subsidiary of Resources.

   THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with Advisers, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is an indirect, wholly-owned subsidiary of Resources.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PFPC Inc., 4400 Computer Drive, Westborough, MA 01850.

   THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2005, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800/342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

   PRINCIPAL SHAREHOLDERS. As of December 16, 2005, the Fund had 27,924,293.784 shares outstanding and total net assets of $195,449,519.60. The Fund's shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 16, 2005, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:



  --------------------------------------------------------------

                                 AMOUNT AND
                                 NATURE           PERCENT OF
  NAME AND ADDRESS OF            BENEFICIAL       OUTSTANDING
  BENEFICIAL OWNER               OWNERSHIP        SHARES
  --------------------------------------------------------------
  Financial & Investment         1,822,891/1          6.53/2
  Management Group, Ltd.,
  111 Cass Street, Traverse
  City, MI 49684
  --------------------------------------------------------------

   1. The nature of beneficial ownership is shared voting and dispositive power as reported on Schedule 13G, filed with the U.S. Securities and Exchange Commission as of January 28, 2005.
   2. As reported on Schedule 13G, filed with the U.S. Securities and Exchange Commission as of January 28, 2005.


   In addition, to the knowledge of the Fund's management, as of December 16, 2005, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities law require that the Fund's Trustees, officers and shareholders owning more than 10% of outstanding shares, as well as affiliated persons of its Investment Manager, report their ownership of the Fund's shares and any changes in that ownership. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during the fiscal year ended August 31, 2005. All of the filing dates of these reports were met. In making this disclosure, the Fund relied upon the written representations of the persons affected and copies of their relevant filings.

   CONTACTING THE BOARD OF TRUSTEES. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund's offices, One Franklin Parkway, San Mateo, California 94403. The correspondence will then be given to the Board for their review and consideration.

o  AUDIT COMMITTEE


   The Board has a standing Audit Committee currently consisting of Messrs. LaHaye (Chairman), Fortunato, and Carlson, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Fund's Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm (auditors), including evaluating their independence, recommending the selection of the Fund's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting.

   SELECTION OF AUDITORS. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $16,480 for the fiscal year ended August 31, 2005, and $20,816 for the fiscal year ended August 31, 2004.

   AUDIT-RELATED FEES. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees" above were $16,000 for the fiscal year ended August 31, 2005, and $12,500 for the fiscal year ended August 31, 2004. The services for which these fees were paid included attestation services.

   The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of its financial statements were $0 for the fiscal year ended August 31, 2005, and $48,579 for the fiscal year ended August 31, 2004. The services for which these fees were paid included attestation services.

   TAX FEES. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for fiscal years ended August 31, 2005, and August 31, 2004.

   The aggregate fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended August 31, 2005, and $0 for the fiscal year ended August 31, 2004. The services for which these fees were paid included tax compliance and advice.

   ALL OTHER FEES. The aggregate fees paid to PwC for products and services rendered by PwC to the Fund not reported in previous paragraphs were $0 for the fiscal year ended August 31, 2005, and $109 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

   The aggregate fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund not reported in previous paragraphs were $0 for the fiscal year ended August 31, 2005, and $99,891 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the Fund's Board in connection with the investment management contract renewal process.

   AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

   AGGREGATE NON-AUDIT FEES. The aggregate fees paid to PwC for non-audit services to the Fund, and to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, were $16,000 and $19,591, respectively, for the fiscal year ended August 31, 2005, and $12,609 and $148,470, respectively, for the fiscal year ended August 31, 2004.

   AUDIT COMMITTEE REPORT. The Board has adopted and approved a revised formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as "Appendix A" to this proxy statement.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's auditors, to discuss the financial statements.


   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, PwC's independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.


   Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.


   Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2005, for filing with the U.S. Securities and Exchange Commission.

                                 THE AUDIT COMMITTEE
                                 Frank W.T. LaHaye (Chairman)
                                 S. Joseph Fortunato
                                 Robert F. Carlson


   o  FURTHER INFORMATION ABOUT VOTING AND THE MEETING


   SOLICITATION OF PROXIES. Your vote is being solicited by the Trustees of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral, or other means of communication. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE rules permit the broker-dealers to vote on the Proposal to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. Forty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, the election of Trustees requires that the ten nominees receiving the greatest number of votes be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of the Proposal. The Fund does not anticipate receiving any broker non-votes.

   ADJOURNMENT. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned by vote of the majority of the shares represented at the Meeting, either in person or by proxy. In the event that a quorum is present, but sufficient votes have not been received to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. If the Meeting is adjourned, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than 60 days from the date set for the original Meeting, in which case the Board of Trustees shall set a new date. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting, and any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules.

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting of shareholders will be held on or about February 15, 2007. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, Attention:
   Secretary, no later than September 8, 2006, in order to be considered for inclusion in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2007 Annual Shareholders' Meeting without including the proposal in the Fund's proxy statement must notify the Fund at the Fund's offices of such proposal by November 22, 2006. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2007 Annual Shareholders' Meeting may exercise discretionary voting power with respect to any such proposal.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the designated proxy holders will vote on such matters in accordance with the views of management.

                             By order of the Board of Trustees,

                             Steven J. Gray
                             SECRETARY

   Dated: January 12, 2006
   San Mateo, California



                                                                      Appendix A


                             AUDIT COMMITTEE CHARTER

I.  THE COMMITTEE.

    The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee shall consist of such number of members as set by the Board from time to time, but in no event less than three, and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent" members, as defined in
Item 3(a)(2) of SEC Form N-CSR ("Disinterested Board members"). Members shall be financially literate, meaning that each member is able to read and understand fundamental financial statements, including the Fund's balance sheet and income statement. At least one member of the Committee shall be designated by the Board as an "audit committee financial expert," as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II. PURPOSES OF THE COMMITTEE.

    The function of the Committee is to be directly responsible for overseeing the Fund's accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management's responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors' responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and in accordance with generally accepted accounting principles; it is the responsibility of the auditors to conduct audits and the responsibility of management to prepare the Fund's financial statements in accordance with generally accepted accounting principles.

    In giving its recommendations to the Board with respect to the Fund's financial statements, the Committee will rely on:

1) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles,

2) the report of the Fund's auditors with respect to such financial statements.

    Consistent with such allocation of functions, the purposes of the Committee are:

      (a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

      (b) To oversee the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof;

      (c) To act as a liaison between the Fund's auditors and the Board; and

      (d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

    In addition, the Committee shall serve as the Fund's Qualified Legal Compliance Committee ("QLCC") pursuant to Section 205 of the SEC's Standards of Professional Conduct for Attorneys (the "Standards"). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. "Evidence of a material violation" means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar duty) to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III.  POWERS AND DUTIES.

      The Committee shall have the following powers and duties to carry out its purposes:

      (a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the Independence Standards Board and American Institute of Certified Public Accountants.

      (b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

        (i)    pre-approval of all audit and audit related services;

        (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii) pre-approval of all non-audit related services to be provided by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

        (iv) establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

      (c) To meet with the auditors, including private meetings, as necessary to
(i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors' comments with respect to the Fund's financial, accounting and reporting policies, procedures and internal controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render.

      (d) To receive and consider reports from the auditors:

        (i)    as required by generally accepted accounting standards; and

        (ii) annually and by update as required by SEC Regulation S-X, regarding: (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X.

      (e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

      (f) In considering the independence of the auditors, to request from, and discuss with, the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors' judgment, could be thought to bear upon the auditors' independence; to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditors' independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

      (g) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.

      (h) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit of, and the report of the auditors on the Fund's annual financial statements, including footnotes and any significant audit findings.

      (i) To consider any reports of difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management's response thereto.

      (j) To review certifications of the Fund's Chief Executive Officer - Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls over financial reporting , and for any other purposes the Committee deems appropriate, as required by ss. 302 of the Sarbanes-Oxley Act.

      (k) To inform the chief legal officer ("CLO") and chief executive officer ("CEO") of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, "affiliates"). In connection therewith, the Committee shall:

        (i) determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

        (ii) if the Committee determines such an investigation is necessary or appropriate, (A) notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

        (iii) at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

        (iv) acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

        (v)    otherwise respond to evidence of a material violation.

IV. OTHER FUNCTIONS AND PROCEDURES OF THE COMMITTEE.

    (a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c), above; and (ii) management's internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

      (b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or the Fund's adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters.

      (c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      (d) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

      (e) The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

      (f) The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.

               ADDITIONAL STATEMENTS FOR CLOSED-END FUNDS ONLY

     (The provisions set forth in Appendix A hereto are intended to cover specific requirements and wording mandated by applicable Stock Exchange listing requirements.)











    In addition to the purposes set forth above, the purposes of the Committee include:

      (a) preparation of the Audit Committee Disclosure Report required to be included in the Fund's annual proxy statement; and

      (b) the assistance of oversight, as either part of the full Board or as a Committee, of the Fund's compliance with legal and regulatory requirements.

    In addition to the powers and duties set forth above, the Committee shall have the following powers and duties to carry out its purposes:

        (a) To obtain and review a report by the auditors, at least annually, describing:

(i) All relationships between the auditors and the Fund, the Fund's adviser, and any control affiliate of the adviser that provides ongoing services to the Fund;

(ii) Any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and

(iii)         The auditors' internal quality-control procedures;

      (b) To discuss generally, to the extent the Fund issues any earnings press releases or any financial information and earnings guidance provided to analysts and rating agencies, any such releases or information and guidance;

      (c) To discuss in a general manner, as either part of the full Board or as a Committee, the Fund's processes with respect to risk assessment and risk management;

      (d) To review and approve, as either part of the full Board or as a Committee, clear policies relating to the hiring by entities within Franklin Templeton Investments of employees or former employees of the auditors;

      (e) To evaluate, as either part of the full Board or as a Committee, its performance at least annually; and

       (f) Upon appointment of a member (i) to the Committee or (ii) to the audit committee of another public company, who simultaneously serves on the audit committees of three or more public companies, to request the Board to determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

      The Committee shall comply with such other rules of the New York Stock Exchange, Inc., the American Stock Exchange and the U.S. Securities and Exchange Commission applicable to closed-end funds, as such may be adopted and amended from time to time.














                                  PROXY

                            FRANKLIN UNIVERSAL TRUST

               ANNUAL SHAREHOLDERS' MEETING - FEBRUARY 16, 2006


The undersigned hereby revokes all previous proxies for his or her shares and appoints Barbara J. Green, David P. Goss, Steven J. Gray and Craig S. Tyle, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Shareholders' Meeting (the "Meeting") to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403 at 2:00 p.m., Pacific Time, on February 16, 2006, including any postponements or adjournments thereof, upon the matter set forth on the reverse side, and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THE BOARD OF TRUSTEES OF THE FUND SOLICITS THIS PROXY. IT WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL (INCLUDING ALL NOMINEES FOR TRUSTEE). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



SEE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SEE
REVERSE                                                           REVERSE
SIDE                                                              SIDE


[ X ]   PLEASE MARK
        VOTES AS IN
        THIS EXAMPLE.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES.

1. Proposal: Election of Trustees.

     NOMINEES:   (01) Harris J. Ashton,(02) Robert F. Carlson,
                 (03) S. Joseph Fortunato, (04) Edith E. Holiday,
                 (05) Edward B. Jamieson,(06) Charles B. Johnson,
                 (07) Rupert H. Johnson, Jr.,(08) Frank W.T. LaHaye,
                 (09) Gordon S. Macklin, (10) Frank A. Olson

                        FOR                                         WITHHOLD
                        ALL     [  ]                         [  ]   FROM
                        NOMINEES                                    ALL
                                                                    NOMINEES

   [  ]
        ---------------------------------------------
        (INSTRUCTION: To  withhold   authority  to  vote  for  any
         individual nominee, write that nominee's name in the space provided above).


                  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        [ ]

                      MARK HERE IF YOU PLAN TO ATTEND THE  MEETING     [ ]




                                        NOTE: Please sign exactly as your name
                                        appears on this proxy. If signing for
                                        estates, trusts, or corporations, your
                                        title or capacity should be stated. If
                                        shares are held jointly, each holder
                                        must sign.





Signature:           Date:            Signature:            Date:
           --------       --------               ---------        ----------